                                                                    EXHIBIT 10.3

                                            [*] CERTAIN CONFIDENTIAL INFORMATION
                                           CONTAINED IN THIS DOCUMENT, MARKED BY
                                            BRACKETS, HAS BEEN OMITTED AND FILED
                                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


                                SUPPLY AGREEMENT


         This Agreement, effective June 10, 1998, is between Becton Dickinson and Company, having a principal place of business at 1 Becton Drive, Franklin Lakes, NJ 07417 ("Supplier") and Coram Healthcare, having offices at Suite 2100, 1125 17th Street, Denver, Colorado 80202 ("Coram") under the terms as set forth below.

                                   WITNESSETH

         Whereas, Supplier is interested in continuing as a supplier of medical devices and healthcare products and services for Coram; and

         Whereas, Supplier is interested in continuing as a preferred supplier for Coram of such Products; and

         Whereas, Coram is interested in continuing to utilize the Products of Supplier.

         NOW, THEREFORE, for mutual consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

A.       SERVICES

1.       Products

1. Supplier will provide all Becton Dickinson and Company Products but presently limited to products sold by Becton Dickinson Medical, Becton Dickinson Consumer Products, Becton Dickinson Infusion Therapy Systems, and Becton Dickinson VACUTAINER Systems. See product lines covered on Attachment A ("Products"). Becton Dickinson and Company reserves the right to delete Products from the scope of this contract which become no longer generally available to the public. This Agreement applies only to Products listed on Attachment A on the date of acceptance by Supplier, or such Products at such prices as may be added in the future by mutual agreement of the parties.

2.       Membership

All owned Coram Facilities as described below, listed in Attachment B are eligible to participate in this Agreement. Coram will provide Supplier with a Facility List, and represents and warrants that the Facility List is a true and complete statement of all Facilities in the United States owned, operated, or effectively managed, whether directly or indirectly, by Coram as of the Effective Date of this Agreement, and in which Coram uses products of the type set forth in Attachment A ("Facilities and Facility List").

Coram agrees to notify Supplier in writing and in a timely manner of all changes in the Facility List during the term of the Agreement. In the event that Coram adds one or more pharmacy or other healthcare facilities/sites through acquisition or other arrangement during the course of the contract, upon consent of Supplier, not to be unnecessarily withheld by Supplier, the volume of Becton Dickinson and Company Products purchased at those new Facilities will be added to the total base volume of the year of acquisition.

The prices set by this Agreement for Products shall be available to new Facilities added to the Facility List as of the date of Coram's written notice. Coram further represents that it, and each of its Facilities, have all Federal, State and local licenses or permits necessary for their purchase, sale, and/or distribution and use of Products sold under this Agreement, and will provide copies of same to Supplier upon its request.

B.       COMPENSATION

When buying directly, Coram will pay Supplier within [*] after receipt of invoice or billing in accordance with the price in effect at the time of the order minus the discounts reflected herein. When buying indirectly, Coram agrees to use dealers in good standing and in full compliance with all of Supplier's credit terms and conditions. All discounts are in consideration of Coram having selected this supplier as a Preferred Supplier for those Products which it uses in its Facilities in the United States. Neither Coram nor any third party acting on its behalf shall export or otherwise transfer outside the United States Products acquired under this Agreement.

Prices shown on the Attachments (referred to below) are net of brokerage, and may be amended by the mutual agreement of the parties, shall start at the Effective Date and shall expire at the end of each respective year of this Agreement. At the expiration of the [*] of this Agreement, prices for years [*] for conventional needles and syringes, sharps containers, and InterLink are subject to a maximum [*] price increase for each contract year unless Coram exceeds agreed upon minimum utilization levels by [*]. Price for extended dwell catheters and conventional PVA catheters will increase by a maximum of [*] only in [*] of this Agreement, provided that the utilization minimums for [*] have been met. Supplier shall give sixty [*] written notice prior to any additional price increases. Safety products will not be included in the calculation of minimums where conventional products are available. BD will track the cannabalization of conventional product and adjust Coram's conventional volume accordingly. Price increases on safety products for [*] of the agreement do not apply. However, should external factors beyond the control of the parties cause a significant increase or decrease in the pricing of a particular Product or Products, parties shall negotiate in good faith to reach a mutually agreeable price for the Product(s).

C.       CONFIDENTIALITY

Each party shall keep confidential and not disclose to any unauthorized third party any and all Confidential Information of the other. "Authorized third parties" shall include appropriate governmental authorities, legal counsel, financing sources, and business counselors who have executed appropriate confidentiality agreements. "Confidential Information" shall, without limitation, consist of trade secrets, know-how, proprietary information, processes, techniques and information relating to Coram's past, present and future marketing and research and development activities that are disclosed to Supplier by Coram and/or Coram's parent, subsidiary or affiliate companies. In addition, without limiting the foregoing, "Confidential Information" shall also include any and all information and records Supplier receives in the course of its performance of its services under this agreement. Notwithstanding the foregoing, Confidential Information shall not include:

         a. Information that is now in the public domain or subsequently enters the public domain through no fault of the respective party;

         b. Information that is presently known or becomes known to a party from its own independent sources as evidenced by its written records;

         c. Information that is received from any third party not under any obligation to keep such information confidential; or

         d. Information independently developed by or for a party hereto by persons who did not access information disclosed by the other party under this agreement. Supplier expressly agrees that Supplier shall not show this Agreement or disclose the existence, nature or subject matter of this Agreement to any third party without the prior written consent of Coram. Each party's obligations not to disclose Confidential Information to third parties and not to otherwise use Confidential Information shall survive the termination of this Agreement for a period of three (3) years

D.       TERMS OF SALE

Agreements between any of the listed participating Becton Dickinson Divisions or Becton Dickinson and Company, and Coram, whether oral or written, are now superseded by the provisions of this Agreement.

The price and terms of sale (including shipping, delivery and payment terms) for Products sold through distribution will be in accordance with the designated distributor's policies. Terms of sale for Becton Dickinson Consumer Products sold on a direct basis are set forth on Attachment E.

This contract and related incentives are contingent upon Coram's remaining committed to a "preferred supplier" award on all core product categories represented by each participating BDX Division (see attachments C through F). "Preferred Supplier" is defined for the purposes of this agreement as providing a [*] of the products identified as Coram Healthcare formulary items, and used by the Coram Facilities listed on Attachment B, which may be amended from time to time to reflect the expansion or contraction of Coram's business.

Supplier agrees to [*] Coram the [*] outlined in this document under paragraph E, and to provide the pricing set forth on Supplier's Attachment to this Agreement based on Coram's commitment to the following Programs:

         1. Becton Dickinson Infusion Therapy Systems items defined in Attachment C

         2. Becton Dickinson Injection Systems items defined in Attachment D

         3. Becton Dickinson Consumer Products items defined in Attachment F

         4. Becton Dickinson Vacutainer Systems items defined in Attachment F

         5. Becton Dickinson Divisions Value Offerings items defined in Attachment G

         6. Becton Dickinson Safety Product offerings, including InterLink, Safety Glide, Safety Lok, Insyte AutoGuard/Saf-T-Intima, and Safe Blood Collection as defined in Attachments C, D, F and H

This Agreement includes Products sold by several divisions. Some Products may be sold on a direct basis. An end-user buying Products sold on a direct basis will pay the "Direct Price" indicated. Other Products not included on the Attachments shall be sold at dealer price. Transition to safety products will occur in accordance with any mandated conversion to use of safety engineered products, whether by law, regulation, or otherwise.

For purposes of this Agreement, the dollar volume of all Becton Dickinson and Company products will be determined from the contract price, less any returns or credits on products purchased either direct or from an authorized distributor. Verification of purchases will be determined from data collected by divisions of Becton Dickinson and Company, Coram, and our authorized distributor(s), and will be reviewed on a quarterly basis. Supplier shall be the sole arbiter of dollar volume purchased.

E.       BDX ADMINISTRATIVE FEE AND CORAM COMMITMENTS

This Agreement between Coram and Becton Dickinson and Company will allow for the following fees to be paid, and prices offered on behalf of all participating divisions through this Agreement.

At the Effective Date of this Agreement, Supplier [*] Coram an [*] for Coram's administration of the terms and conditions of this Agreement over its 5 year term at the [*]. Supplier is offering the pricing for Products and the Value Offerings in return for Coram's commitment to purchase the minimum quantities of supplier's Products in each year of this Agreement as set forth in Attachments C, D, E, F and H (the "Annual Minimum Committed Volumes") subject to the following terms and conditions:

         1. If Coram fails to purchase its Annual Minimum Committed Volume of any Product Category in any given year of this Agreement after the first thirteen (13) months of this Agreement as set forth in Attachments C, D, E and F, Coram shall pay to Supplier a sum equal to twenty percent (20%) of the contract price, by Product Category as set forth on Attachments C, D, E and F, for Products not purchased falling beneath the Annual Minimum Committed Volume (the "Pricing Adjustment"). Coram shall pay the Pricing Adjustment to Supplier within [*] after Supplier determines the volume purchased by Coram in a given contract year.

         2. If there is a material reduction in the patient population at the Facilities other than as a result of a sale, divestiture or other transfer of Coram's business, and upon the request of Coram, Supplier and Coram agree in good faith to meet and attempt to renegotiate a modification of Annual Minimum Committed Volumes and other applicable terms. If Supplier and Coram are unable to agree upon mutually acceptable terms, Coram may, upon [*] prior written notice to Supplier, terminate this Agreement in accordance with the provisions of Paragraph I.2.

         3. Coram and Supplier agree to an annual review of minimum committed volumes on all products. At the end of each contract year, Supplier and Coram will review Coram's actual purchases of Products as compared with the Annual Minimum Committed Volumes for such Products during that contract year. In the event Coram's purchases of a given Product exceed that year's Annual Minimum Committed Volume for such product category by more than [*].

F.       INDEMNIFICATION

Supplier agrees to indemnify Coram and/or its parent, subsidiary and affiliate companies against any liability (including reasonable attorneys' fees) arising out of any claim made against them for Supplier's negligence or (a) libel, slander or defamation, (b) infringement of copyright or other intellectual property right of any kind whatsoever (excluding infringement by Coram's products, trademarks, trade names, service marks, etc., of others' patents, names or marks), (c) piracy, plagiarism or unfair competition or item misappropriation under implied contract, (d) violation of any Federal, state or local law, statute, rule or regulation; (e) invasion of rights of privacy to the extent such liability arises from acts committed by Supplier in any work prepared for Coram hereunder except that Coram, its parent, subsidiary or affiliate companies shall be responsible for any such claim arising solely from Supplier's adherence to Coram's written instructions or directions to the extent applicable; (f) any claim for damages for personal injury allegedly arising out of the use of any of Supplier's Products, provided, however, that this indemnification against personal injury claims shall not apply to Supplier's Products which have been altered, modified, damaged, opened, or repackaged by Coram; or (g) or act or omission relating to any modification of Supplier's systems or processes required to permit such systems or processes to accommodate data occurring after December 31, 1999.

G.       WARRANTY

Supplier warrants to the extent applicable that the Products supplied have been manufactured or stored in compliance with FDA guidelines, environmental, health and safety ("EHS") regulations, good manufacturing practices ("GMP") where applicable and good laboratory practices ("GLP"). Should any Product fail to perform as intended by Supplier or fail to meet the above warranties, Supplier shall replace it free of charge. In addition, if any product is proven to fail to meet FDA guidelines, Supplier will adjust the Annual Minimum Committed Volume requirement for that product accordingly. This warranty is in lieu of all other warranties, whether express or implied, including, without limitation, warranties of merchantability or fitness for a particular use, and shall in no event apply to any indirect or consequential damages.

H.       INSURANCE

Supplier shall maintain at its individual cost and expense, Worker's Compensation, Comprehensive General Liability and Automobile insurance. Supplier shall provide reasonable written notice prior to the expiration or cancellation of such coverage. The amount and extent of such insurance coverage shall not be less than $1,000,000 per occurrence and $3,000,000 in aggregate. Supplier's General Liability coverage shall also include product liability endorsement under which Coram is an additional insured either by being directly named under the policy or through a blanket vendor endorsement.

I.       DURATION OF AGREEMENT

         1.       Term

         This Agreement is effective upon execution and shall continue in full force and effect for a period of six (6) years provided that, either party may terminate this Agreement at any time upon at least one hundred twenty (120) days written notice to the other, sent by registered mail to the address for the other party first set forth above, or to such other address which a party may designate for its receipt of notices hereunder.

         2.       Termination for Cause

                  If either party, its affiliates or Facilities fail to meet any material obligation under this Agreement, then the other party, at its sole option, and without waiver of any of its rights, may terminate this Agreement upon thirty (30) days' written notice containing details of the alleged breach to the breaching party, provided that the breach remains in effect at the end of the thirty (30) day notice period.

         3.       Costs Due Upon Early Termination

                  Upon early termination of this Agreement, whether for cause or otherwise, Coram shall pay to Supplier an early termination penalty of [*] for each full unfulfilled contract year (as well as a pro-rated sum for any part of an unfulfilled contract year), in addition to any other amounts due and owing to Supplier from Coram, its affiliates, Facilities, or distributors

J.       INDEPENDENT CONTRACTORS

The parties to this Agreement are independent contractors and nothing contained in this Agreement shall be construed to place the parties in the relationship of employer and employee, partners, principal and agent, or joint venturers. Neither party shall have the power to bind or obligate the other party nor shall either party hold itself out as having such authority.

K.       THIRD PARTY OBLIGATIONS

Supplier shall make no commitments or disbursements, incur no obligations nor place any advertising, public relations or promotional material for Coram and/or Coram's subsidiary or affiliate companies, nor disseminate any material of any kind using the name of Coram and/or Coram's subsidiary or affiliate companies or using their trademarks, without the prior written consent of Coram.

L.       GOVERNING LAW

This Agreement is entered into in the State of Colorado and shall be construed and governed under and in accordance with the laws of that State.

M.       AUDIT

Supplier reserves the right to conduct audits at reasonable times (but no more frequently than calendar quarter) of purchases by Coram under this Agreement, including purchase orders to and invoices from all distributor agents and/or Becton Dickinson divisions. Any such audits shall be conducted during Coram's normal business hours without causing any unreasonable disruption of Coram's business operation.

N.       SEVERABILITY

If any provision of this Agreement is finally declared or found to be illegal or unenforceable by a court of competent jurisdiction, both parties shall be relieved of all obligations arising under such provision, but, if capable of performance, the remainder of this Agreement shall not be affected by such declaration or finding.

O.       FORCE MAJEURE

Noncompliance with the obligations of this Agreement due to a state of force majeure, the laws or regulations of any government, regulatory or judicial authority, war, civil commotion, destruction of facilities and materials, fire, earthquake or storm, labor disturbances, shortage of materials, failure of public utilities or common carriers, and any other causes beyond the reasonable control of the applicable party, shall not constitute a breach of contract.

P.       MISCELLANEOUS

         1. In recognizing Supplier as a preferred supplier, Coram agrees to:

                  a. Encourage participation (e.g. permitting product exhibition) by the end-user community in selecting Supplier's products;

                  b.       Permit the following:

                           (i) distribution of product catalog and other Supplier provided literature;

                           (ii) periodic vendor shows and technical seminars to display new products and technical information as may be agreed upon between Supplier and the individual sites;

                           (iii) contractors passes to be provided to Supplier's personnel.

2. BDX products purchased by Coram covered in this Agreement are "not for resale", as this may cause such purchases to violate the Robinson-Patman Act. Coram agrees to inform all responsible individuals in Facilities eligible to purchase under this Agreement of this requirement.

3. The terms of this Agreement shall bind Coram and Supplier and their respective successors and assigns. Notwithstanding the foregoing, this Agreement is not assignable in whole or in part by Supplier without the prior written consent of Coram, provided, however that Supplier may assign it to any of Becton's subsidiaries, affiliates, operating units, or other related companies. Factoring of accounts receivable hereunder is not permitted.

4. In the event that Coram merges with, acquires, or is acquired by a third party, the terms and conditions of this Agreement shall continue only with the mutual written consent of Coram and Supplier, which consent shall not be unreasonably withheld, provided, however, that Supplier shall be provided information on the new entity, including, without limitation, information relating to credit policy and product usage, before providing its consent.

5. The failure of either party to take action as a result of a breach of this Agreement by the other party shall constitute neither a waiver of the particular breach involved nor a waiver of either party's right to enforce any or all provisions of this Agreement through any remedy granted by law or this Agreement.

6. This Agreement contains the entire understanding of the parties with respect to the subject matter contained herein, supersedes any prior written or oral communications between the parties relating thereto and may be modified in writing subject to mutual agreement of the parties hereto.

7. The headings of each paragraph are for reference only and shall not be construed as part of this Agreement.

         8.       Any offers of gifts or gratuities will not be allowed.

         9. All discounts or incentives received by Coram from Supplier under this Agreement are "Discounts or other reductions in price" to Purchaser under Section 1128B(b)(3)(A) of the Social Security Act [42 U.S.C. 1320 a-7b(b)(3)(A)]. Coram warrants that it will disclose all discounts and reductions in price under any State or Federal program which provides cost or charge based reimbursement to Coram for the Products and services provided under this Agreement.

         10. The parties agree that they must attempt to resolve in good faith any dispute or claim arising out of or relating to this Agreement through non-binding mediation before filing suit in any court of competent jurisdiction.





         IN WITNESS WHEREOF, the parties hereto, each by a duly authorized officer, have entered into this Agreement this 10th day of June, 1998.


CORAM HEALTHCARE                             BECTON DICKINSON AND COMPANY



By: /s/ ROBERT ROOSE, JR.                    By: /s/ HOWARD SANDERS
   --------------------------------------        ------------------------------

Title:  Senior Vice President                Title:  President BDHS
       ----------------------------------           ---------------------------

Date:   1/7/00                               Date:   1/10/00
      -----------------------------------          ----------------------------
        (Revised)

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                                  HYPODERMICS

                                                               ESTIMATED
PRODUCT DESCRIPTION                PRODUCT     DEALER LIST      ANNUAL          CONTRACT
                                   NUMBER         PRICE          UNITS           PRICE
----------------------------       -------     -----------     ---------        ---------
20cc Slip Tip                      301625
30cc Slip Tip                      301626
30ga x 1/2"                        305106
27ga x 1/2" RB                     305109
25ga x 5/8" RB                     305122
25ga x 1" RB                       305125
25ga x 1 1/2" RB                   305127
21ga x 2" RB                       305129
18ga x 1" RBTW                     305140
23ga x 1" RB                       305145
22ga x 1" RB                       305155
21ga x 1" RB                       305165
21ga x 1 1/4" RB                   305166
21ga x 1 1/2" RB                   305167
20ga x 1" RB                       305175
20ga x 1 1/2" RB                   305176
19ga x 1 1/2" MTW                  305187
21ga x 1 1/2" TW IV                305190
18ga x 1" RB                       305195
18ga x 1 1/2" RW                   305196
16ga x 1" RB                       305197
16ga x 1 1/2" RB                   305198
19ga x 1 1/2" TW                   305200
18ga x 1 1/2" TW 5                 305201
15cc Tamper-Tuf Assembled          305203
30cc Tamper-Tuf Assembled          305204
15cc Tamper-Tuf Unassembled        305205
30cc Tamper-Tuf Unassembled        305206
1 ml amber                         305207
5 ml amber                         305208
10 ml amber                        305209
3 ml Amber                         305210
18ga x 1" TW                       305214
18ga x 1 1/2" MTW                  305215
16ga x 1" MTW                      305216
1 ml clear                         305217
5 ml clear                         305218
10 ml clear                        305219
3 ml Clear                         305220
Bottle Adapter                     305222
Filling Connector                  305223
Disposable Syringe System          305224
Syringe Tip Connector              305225
..45 Micron                         305230
..20 Micron                         305231
2 1/2cc 10/Tray                    305257
19ga x 1"                          305285

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                                  HYPODERMICS

-----------------------------------------------------------------------------------------------
                                                                      Estimated
     Product Description           Product   Dealer List Price         Annual         Contract
                                   Number                              Units            Price
-----------------------------------------------------------------------------------------------
2 1/2cc                            305291
1cc Tuberculin Type                305292
5cc                                305293
10cc                               305294
3cc 25ga x 1" MedSaver             305591
3cc 25ga x 5/8" MedSaver           305592
3cc 22ga x 1 1/2" MedSaver         305593
3cc 23ga x 1" MedSaver             305595
1cc 25ga x 5/8" MedSaver           305605
20cc LL                            305617
30cc LL                            305618
Tip Cap Tray                       308341
3cc 25ga x 5/8" Slip Tip           309541
25ga x 5/8"                        309570
23ga x 1"                          309571
22ga x 1"                          309572
22ga x 1 1/2"                      309574
21ga x 1"                          309575
21ga x 1 1/2"                      309577
20ga x 1"                          309578
25ga x 1"                          309581
25ga x 1 1/2"                      309582
26ga x 5/8"                        309597
1cc Slip Tip                       309602
5cc LL                             309603
10cc LL                            309604
10cc                               309605
1cc 22ga x 1"                      309621
1cc 27ga x 1/2"                    309623
1cc 21ga x 1"                      309624
1 ml 25ga x 5/8"                   309626
1 ml LL 1/100 ml                   309628
5cc 22ga x 1"                      309630
5cc 22ga x 1 1/2"                  309631
5cc 21ga x 1"                      309632
5cc 20ga x 1"                      309634
5cc 20ga x 1 1/2"                  309635
10cc 21ga x 1"                     309642
10cc 20ga x 1"                     309644
60cc                               309660
20cc Syr. LL                       309661
30cc Syr. LL                       309662
2 oz. Catheter Tip                 309664
5cc 23ga x 1" RB                   309669
60cc LL                            309680
1/2cc 29ga x 1/2"                  309306
1cc 28ga x 1/2"                    309309

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                                  HYPODERMICS

-------------------------------------------------------------------------------------------
                                                                  Estimated
    Product Description             Product   Dealer List Price    Annual       Contract
                                     Number                        Units          Price
-------------------------------------------------------------------------------------------
1cc 27ga x 5/8"                     309310
1cc 29ga x 1/2"                     309311
1cc S/C 28ga x 5/8"                 329410
1cc 29ga x 1/2" ultra fine          329411
1cc S/C 27ga x 5/8"                 329412
1cc 28ga S/U Scale Blister Pkg      329420
1cc 28ga x 1/2" Blister Pkg         329424
3/10cc 28ga x 1/2" S/C              329430
3/10cc 29ga x 1/2" S/C              329431
1/2cc 28ga x 1/2" Blister Pkg       329461
1/2cc 28ga x 1/2" S/C               329466
1/2cc 28ga x 1/2" S/C               329466
2cc 27ga x 5/8" Blister Pkg         329485
1cc 25ga x 1"                       329622
1cc Insulin Only Slip Tip           329650

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                               SHARPS COLLECTORS

                                                      Product         Dealer List           Estimated         Contract
        Product Description                           Number             Price            Annual Units          Price
        -------------------                           -------         -----------         ------------        --------
6 gal Security - Large                                  5495
3.2 qt Vertical entry - Clear                          300448
6.9 qt - Medium, Non-Vented                            300467
8.2 qt - Large, Non-Vented                             300470
5 gal - X-Large, Open Top, Non-Vent                    300473
5.4 qt - Side Entry, Pearl                             305425
5.4 qt - Horizontal, Red                               305426
5.4 qt - Horizontal, Clear                             305427
5.4 qt - Horizontal, Pearl                             305428
5.4 qt - Side Entry, Clear                             305429
10 Gal - Nestable                                      305437
18 Gal - Nestable                                      305438
5.4 qt - Side Entry, Clear                             305439
16 gal                                                 305440
16 gal - White                                         305441
16 gal - Base Stand                                    305442
5.4 qt - Side Entry, Red                               305443
5.4 qt - Side Entry, Pearl                             305444
5.4 qt - Horizontal, Red                               305445
5.4 qt - Horizontal, Clear                             305446
5.4 qt - Locking Wall Bracket                          305447
5.4 qt - Horizontal, Pearl                             305452
6 gal - Clear Top, Open                                305457
Nestable 8 qt - Clear Top, Red                         305460
8 qt - Clear Top, Pearl                                305463
14 qt - Clear Top, 60cc Funnel                         305464
6 gal - Clear Top, Large Funnel                        305465
3.2 qt - Vertical Entry, Clear                         305469
3.2 qt - Vertical Entry, Red                           305471
3.2 qt - Vertical Entry Wall Cabinet                   305475
5 gal - X-Large, Large Funnel                          305477
8 qt - Red                                             305479
14 qt - Clear Top, Large Funnel                        305480
6 gal - Open Top                                       305481
Nestable Brackets for 8 qt, 14 qt, 6 gal               305485
1.4 qt - Tray Size                                     305487
3.3 qt - Small                                         305488
6.9 qt - Medium                                        305489
8.2 qt - Large                                         305490
5 gal - X-Large, Open Top                              305491
9.2 qt Chemo Coll. - White                             305492
19.7 qt (5gal) - X-Large Chemo Coll                    305493
Security Lock / PadLock                                305494
5 gal Bracket                                          305495
6.9 qt thru 9.2 qt - Bracket                           305496
3.3 qt thru 5 gal - Quick Release Strap                305497
1.0 qt Phlebotomy                                      305512

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                               SHARPS COLLECTORS




                                   Product   Dealer List    Estimated     Contract
   Product Description              Number       Price     Annual Units     Price
-------------------------          -------   -----------  ------------    --------
1.8 qt. Safety Cradle, Pearle      305514
3.1 qt. Safety Cradle, Pearle      305515
5.3 qt. Safety Cradle, Pearle      305516

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                                   INTERLINK



                                        PRODUCT         DEALER LIST        ESTIMATED       CONTRACT
PRODUCT DESCRIPTION                     NUMBER             PRICE          ANNUAL UNITS       PRICE
-------------------                     ------             -----          ------------       -----
3cc Syringe with Cannula                303400
3cc Syringe with Vial Access Cannula    303401
5cc Syringe with Cannula                303402
5cc Syringe with Vial Access Cannula    303403
10cc Syringe with Cannula               303404
10cc Syr. with Vial Access Cannula      303405
Syringe Cannula (Bare Cannula)          003366
Syringe Cannula (Bare Cannula)          303366
Vial Access Cannula                     303367
Threaded Lock Cannula                   303369
Lever Lock Cannula                      303370
Vacutainer holder w/ syr cannula        303381

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                                  THERMOMETRY


                                        Product     Dealer List       Estimated          Contract
        Product Description             Number         Price        Annual Units          Price
-------------------------------------------------------------------------------------------------
Temp-Away - Rectal                      003701
20TT Box with Therm 300/cs              003702
20RT Box with Therm 300/cs              003704
20T Box without Therm 300/cs            003705
20TT Box without Therm 100/cs           003706
20RT Box without Therm 100/cs           003707
Temp-Away - Oral, 5000 ea. loose        003714
Temp-Away - Oral, w/ACC 1000 ea.        003715
Temp-Away - RS, 1000 ea. loose          003734
20TT Box with Celsius Therm 300/cs      003743
20RT Box with Celsius Therm 300/cs      003747
Temp-Away - Rectal, 5000 ea. loose      003752
Temp-Away - Oral                        003700
---------------------------------------------------------------------------------------------------

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                BD INFUSION THERAPY - PERIPHERAL VASCULAR ACCESS

                                     Product      Dealer List        Estimated         Contract
Product Description                  Number          Price         Annual Units         Price
Insyte 22ga x 1"                     381123
Insyte-N 24 x 9/16"                  381211
Insyte 24ga x 3/4"                   381212
Insyte 20ga x 1"                     381233
Insyte 20x 1 1/4"                    381234
Insyte 20ga x 2"                     381237
Insyte 18ga x 1 1/4"                 381244
Insyte 18ga x 2"                     381247
Insyte-N 24ga x 9/16" Winged         381311
Insyte-W 24ga x 3/4 "                381312
Insyte-W 22ga x 1"                   381323
Insyte-W 20ga x 1"                   381333
Insyte-W 20x 1 1/4"                  381334
Insyte-W 20ga x 2"                   381337
Insyte-W 18ga x 1 1/4"               381344
Insyte-W 18ga x 2"                   381357
Insyte-W 16ga x 1 1/4"               381354
Insyte-W 16ga x 2"                   381357
AutoGuard 24ga x 3/4"                381412
AutoGuard 22ga x 1"                  381423
AutoGuard 20ga x 1"                  381433
AutoGuard 20x 1 1/4"                 381434
AutoGuard 20ga x 2"                  381437
AutoGuard 18ga x 1 1/4"              381444
AutoGuard 18ga x 2"                  381447
AutoGuard 16ga x 1 1/4"              381454
AutoGuard 16ga x 2"                  381457
AutoGuard 14ga x 2"                  381467
20ga x 1 1/4"                        386181
E-Z Set 25ga x 1/2"                  387223
E-Z Set 23ga x 3/4"                  387234
E-Z Set 23ga x 3/4"                  387236
Sat-T E-Z Set 27ga x 3/8"            387312
Sat-T E-Z Set 23ga x 3/4"            387336
E-Z Set 25ga x 3/4"                  387726
J-Loop                              3812522
20ga x 2"                           3829581
20ga x 1 1/4"                       3829591
22ga x 1"                           3829621
24ga x 3/4"                         3829641
20ga x 1"                           3861201
22ga x 3/4"                         3861221
Intima 24ga x 3/4"                  3863241
20ga x 1" Y-Set                     3864201
22ga x 3/4" Y-Set                   3864221
Sat-T Intima 24ga x 3/4" PRN        3877241

                                  ATTACHMENT A
                CORAM APPROVAL PRODUCT FORMULARY FOR BD PRODUCTS
                    BD INFUSION THERAPY -- SITE MAINTENANCE




                                   Product   Dealer List    Estimated     Contract
   Product Description              Number       Price     Annual Units     Price*
-------------------------          -------   -----------  ------------    --------
IV Start Pack                      386140
2-2x2" Gauze Sponges
1-Povidone Iodine Prep
1-Tourniquet
1-Roll Plastic Tape
1-I.D. label
1-Tegaderm (3M#1620)
2 Alcohol Pads

Dressing Change Tray*              386500
Current contract kit has been
  discontinued. Net kit
  componentry and price to be
  determined

IV Start Pack with Persist,
  Tegaderm                         386149
2-2x2" Gauze Sponges
1-Povidone Iodine Prep
1-Tourniquet
1-Roll Plastic Tape
1-Drape
1-I.D. label
1-Tegaderm (3M#1620)
2 Alcohol Pads

* Coram agrees that effective 9/30/98 that all kit volume will be supplied by BD. Components will be determined by Coram and Price will be established by BD.

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                 BD INFUSION THERAPY - EXTENDED DWELL CATHETERS

                                                 PRODUCT   DEALER LIST    ESTIMATED    CONTRACT
PRODUCT DESCRIPTION                              NUMBER       PRICE      ANNUAL UNITS    PRICE
-------------------                              -------   -----------   ------------  --------
1.9fr introducer INtroSYTE                       384021
3 french Introducer - INtroSYTE                  384030
2.8fr introducer INtroSYTE                       384031
4 french Introducer - INtroSYTE                  384040
5 french Introducer - INtroSYTE                  384050
3fr x 65cm First PICC Mini-Kit                   384131
3fr x 65cm First PICC Procedural Kit             384134
4fr x 65cm First PICC Mini kit                   384141
4fr x 65cm First PICC Procedural Kit             384144
5fr x 65cm First PICC Mini kit                   384151
5fr x 65cm First PICC Dual Lumen Mini-Kit        384152
5fr x 65cm First PICC Procedural Kit             384154
5fr x 65cm First PICC D/L Procedural-Kit         384155
1.9fr x 20cm first MidCath Procedural-Kit        384224
2.8fr x 20cm first MidCath Procedural-Kit        384234
3fr x 20cm first MidCath Mini-Kit                384331
3fr x 20cm first MidCath Procedural-Kit          384334
4fr x 20cm first MidCarth Mini-Kit               384341
4fr x 20cm first MidCath Procedural-Kit          384344
5fr x 20cm first MidCarth Mini-Kit               384351
5fr x 20cm first MidCath D/L Mini-Kit            384352
5fr x 20cm first MidCath Procedural-Kit          384354
5fr x 20cm first MidCath D/L Procedural-Kit      384355

                                  ATTACHMENT A
                CORAM APPROVED PRODUCT FORMULARY FOR BD PRODUCTS
                                  BD CONSUMER

                                                  Estimated
                          Product     Dealer List  Annual                    Contract Price
Product Description       Number         Price      Units    Year 1     Year 2     Year 3    Year 4   Year 5
Ultra-fine Lancets 200's  325772
1cc 25gs x 5/8"           329651
1cc 26ga x 1/2"           329652
1cc 26ga x 1/2"           329653

                                  ATTACHMENT B

------------------------------------------------------------------------------------------------------------------------------------
BRANCH              ADDRESS AND PHONE                       TYPE OF LICENSE                            LICENSE #      REMIT TO
------------------------------------------------------------------------------------------------------------------------------------
Birmingham, AL      CHC of Alabama                          DEA Registration                             [*]          P.O. Box 71231
                    400 River Hills Business Park, $ 435    Federal Tax ID Number                        [*]          Chicago, IL
                    Birmingham, AL 35242                    JCAHO Accreditation                          [*]          60694-1231
                    (205) 995-8117                          National Association Boards of Pharmacy      [*]
                    (205) 995-8165 fax                      Resident State Controlled Substance          [*]
                                                            Resident State Pharmacy Permit               [*]
------------------------------------------------------------------------------------------------------------------------------------
Montgomery, AL      CHC of Alabama                          Clinical Lab Improvement Waiver Cert.        [*]          P.O. Box 71231
                    1736 West Second Street, Ste A          Federal Tax ID Number                        [*]          Chicago, IL
                    Montgomery, AL 36106                    JCAHO Accreditation                          [*]          60694-1231
                    (334) 263-0150
                    (334) 263-0154 fax
------------------------------------------------------------------------------------------------------------------------------------
Phoenix, AZ         Coram Alternate Site Services           Clinical Lab Improvement Waiver Cert.        [*]          P.O. Box 74805
                    1725 West First Street                  DEA Registration                             [*]          Chicago, IL
                    Tempe, AZ 85281                         Federal Tax ID Number                        [*]          60694-1805
                    (602) 968-1199                          JCAHO Accreditation                          [*]
                    (602) 967-1367 fax                      Medicare - Part B                            [*]
                                                            National Association Boards of Pharmacy      [*]
                                                            Resident State Pharmacy Permit               [*]
                                                            Non-Resident State Pharmacy Permit           [*]
                                                            Non-Resident State Pharmacy Permit           [*]
------------------------------------------------------------------------------------------------------------------------------------
Tucson, AZ          Coram Alternate Site Services           DEA Registration                             [*]          P.O. Box 74805
                    4565 S. Palo Verde, #205                Federal Tax ID Number                        [*]          Chicago, IL
                    Tucson, AZ 85714                        Home Health Agency License                   [*]          60694-1805
                    (520) 790-8533                          JCAHO Accreditation                          [*]
                    (520) 790-8985 fax                      Medicare - Part A                            [*]
                                                            Medicare - Part B                            [*]
                                                            National Association Boards of Pharmacy      [*]
                                                            Resident State Pharmacy Permit               [*]
------------------------------------------------------------------------------------------------------------------------------------
Bakersfield, CA     Kern Home Health                        DEA Registration                             [*]          P.O. Box 74881
Partnership         d/b/a Coram Healthcare                  Federal Tax ID Number                        [*]          Chicago, IL
                    3101 Sillect Avenue, #109               Home Health Agency License                   [*]          60694-1881
                    Bakersfield, CA 93308                   JCAHO Accreditation                          [*]
                    (805) 325-8326                          Medicare - Part B                            [*]
                    (805) 325-6509 fax                      National Association Boards of Pharmacy      [*]
                                                            Resident State Controlled Substance          [*]
------------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

Glendale, CA        CHC of Southern California      Clinical Lab Improvement Waiver Cert.         [*]     P.O. Box 74790
                    1049 Grand Central Avenue       DEA Registration                              [*]     Chicago, IL
                    Glendale, CA 91201              Federal Tax ID Number                         [*]     60694-4790
                    (818) 956-5007                  Home Health Agency License                    [*]
                    (818) 956-0411 fax              JCAHO Accreditation                           [*]
                                                    Medicare - Part B                             [*]
                                                    National Association Boards of Pharmacy       [*]
                                                    Resident State Controlled Substance           [*]
                                                    State Wholesale Pharmacy Permit               [*]


San Francisco, CA   CHC of Northern California      Clinical Lab Improvement Waiver Cert.         [*]     P.O. Box 74798
                    21353 Cabot Boulevard           DEA Registration                              [*]     Chicago, IL
                    Hayward, CA 94545               Federal Tax ID Number                         [*]     60694-4798
                    (510) 732-8800                  Home Health Agency License                    [*]
                    (510) 732-8801                  JCAHO Accreditation                           [*]
                                                    Medicare - Part A                             [*]
                                                    Medicare - Part B                             [*]
                                                    National Association Boards of Pharmacy       [*]
                                                    Resident State Controlled Substance           [*]
                                                    State Wholesale Pharmacy Permit               [*]


Ontario, CA         CHC of Southern California      Clinical Lab Improvement Waiver Cert.         [*]     P.O. Box 74798
                    4355 E. Lowell Street, Ste E    DEA Registration                              [*]     Chicago, IL
                    Ontario, CA 91761               Federal Tax ID Number                         [*]     60694-4798
                    (909) 988-1901                  Home Health Agency License                    [*]
                    (909) 605-0024                  Medicare - Part B                             [*]
                                                    National Association Boards of Pharmacy       [*]
                                                    Resident State Pharmacy Permit                [*]


Sacramento, CA      Coram Homecare of N. CA         Clinical Lab Improvement Waiver Cert.         [*]     P.O. Box 74798
Nursing Only        1803 Tribute Road, Ste B        Federal Tax ID Number                         [*]     Chicago, IL
                    Sacramento, CA 95815            Home Health Agency License                    [*]     60694-4798
                    (916) 924-0877                  JCAHO Accreditation                           [*]
                    (916) 924-0870 fax              Medicare - Part A                             [*]
                                                                                                  [*]

Sacramento, CA      CHC of Northern CA              DEA Registration                              [*]     P.O. Box 74798
Pharmacy Only       1803 Tribute Road, Ste B        Federal Tax ID Number                         [*]     Chicago, IL
                    Sacramento, CA 95815            JCAHO Accreditation                           [*]     60694-4798
                    (916) 924-0877                  Medicare - Part B                             [*]
                    (916) 924-0870 fax              National Association Boards of Pharmacy       [*]
                                                    Resident State Pharmacy Permit                [*]
                                                                                                  [*]

                                  ATTACHMENT B

San Diego, CA        Coram Alternate Site Service    Clinical Lab Improvement Waiver Cert.        [*]          P.O. Box 74801
                     8804 Balboa Avenue              DEA Registration                             [*]          Chicago, IL
                     San Diego, CA 92123             Federal Tax ID Number                        [*]          60694-1801
                     (619) 576-6969                  Home Health Agency License                   [*]
                     (619) 974-6606 fax              JCAHO Accreditation                          [*]
                                                     Medicare-Part B                              [*]
                                                     Medicare-Part B                              [*]
                                                     National Association Boards of Pharmacy      [*]
                                                     Resident State Pharmacy Permit               [*]

Santa Barbara, CA    CHC of Southern California      Clinical Lab Improvement Waiver Cert.        [*]          P.O. Box 74790
                     200 East Carrillo, Ste 100-A    Federal Tax ID Number                        [*]          Chicago, IL
                     Santa Barbara, CA 93101         Home Health Agency License                   [*]          60694-4790
                     (805) 692-1130                  JCAHO Accreditation                          [*]
                     (805) 568-0477 fax

Tustin, CA           CHC of Southern California      DEA Registration                             [*]          P.O. Box 74790
                     15031 Parkway Loop, Unit B      Federal Tax ID Number                        [*]          Chicago, IL
                     Tustin, CA 92680                National Association Boards of Pharmacy      [*]          60694-4790
                     (714) 247-1156                  Resident State Pharmacy Permit               [*]
                     (714) 247-1167 fax

Denver, CO           Coram Alternate Site Services   DEA Registration                             [*]          P.O. Box 74805
                     7042 S. Revere Parkway, #490    Federal Tax ID Number                        [*]          Chicago, IL
                     Englewood, CO 80112             JCAHO Accreditation                          [*]          60694-4805
                     (303) 799-0093                  Medicare-Part B                              [*]
                     (303) 790-0633 fax              National Association Boards of Pharmacy      [*]
                                                     Non-Resident Controlled Substance            [*]
                                                     Non-Resident Controlled Substance            [*]
                                                     Non-Resident State Pharmacy Permit           [*]
                                                     Non-Resident State Pharmacy Permit           [*]
                                                     Non-Resident State Pharmacy Permit           [*]
                                                     Non-Resident State Pharmacy Permit           [*]
                                                     Non-Resident State Pharmacy Permit           [*]
                                                     Non-Resident State Pharmacy Permit           [*]
                                                     Non-Resident State Pharmacy Permit           [*]
                                                     Resident State Pharmacy Permit               [*]

                                  ATTACHMENT B

Wallingford, CT     Coram Alternate Site Services      DEA Registration                                 [*]         P.O. Box 74852
                    7 Barnes Industrial Park Road      Federal Tax ID Number                            [*]         Chicago, IL
                    Wallingford, CT 06492              JCAHO Accreditation                              [*]         60694-4852
                    (203) 284-8558                     Medicare - Part B                                [*]
                    (203) 284-8580 fax                 National Association Boards of Pharmacy          [*]
                                                       Resident State Pharmacy Permit                   [*]

Washington, D.C.    CHC of Greater D.C.                Federal Tax ID Number                            [*]         P.O. Box 74780
                    2311 M Street NW, Suite 104                                                                     Chicago, IL
                    Washington, D.C. 20037                                                                          60694-4780

Milford, DE         Coram Alternative Site Services    Federal Tax ID Number                            [*]         P.O. Box 74775
                    Rehoboth Blvd, Route 300 J                                                                      Chicago, IL
                    Milford, DE 19963                                                                               60694-4775
                    (302) 442-6874
                    (302) 855-2008 fax

Orlando, FL         Coram Alternative Site Services    DEA Registration                                 [*]         P.O. Box 74803
                    376 S. Northlake Blvd, #1008       Federal Tax ID Number                            [*]         Chicago, IL
                    Altamonte Springs, FL 32701        Home Health Agency                               [*]         60694-4803
                    (407) 339-7993                     Medicare - Part B                                [*]
                    (407) 339-8840 fax                 National Association Boards of Pharmacy          [*]
                                                       Resident State Pharmacy Permit                   [*]

Boca Raton, FL      CHC of Southern Florida            Clinical Lab Improvement Waiver Cert.            [*]         P.O. Box 74781
                    902 Clint Moore Road, #138         DEA Registration                                 [*]         Chicago, IL
                    Boca Raton, FL 33487               Federal Tax ID Number                            [*]         60694-4781
                    (407) 241-7660                     Home Health Agency                               [*]
                    (407) 241-8125 fax                 JCAHO Accreditation                              [*]
                                                       Medicare - Part B                                [*]
                                                       National Association Boards of Pharmacy          [*]
                                                       Resident State Pharmacy Permit                   [*]

Jacksonville, FL    Coram Alternative Site Services    DEA Registration                                 [*]         P.O. Box 74803
                    9143 Phillips Highway, #300        Federal Tax ID Number                            [*]         Chicago, IL
                    Jacksonville, FL 32256             Home Health Agency                               [*]         60694-4803
                    (904) 363-3089                     JCAHO Accreditation                              [*]
                    (904) 363-2159                     Medicare - Part B                                [*]
                                                       National Association Boards of Pharmacy          [*]
                                                       Resident State Pharmacy Permit                   [*]

                                  ATTACHMENT B

Miami, FL      CHC of Southern Florida        DEA Registration                                [*]                  P.O. Box 74781
               1905 N.W. 82nd Avenue          Federal Tax ID Number                           [*]                  Chicago, IL
               Miami, FL  33126               Home Health Agency                              [*]                  60694-4781
               (305) 592-1177                 JCAHO Accreditation                             [*]
               (305) 592-7989 fax             Medicare - Part B                               [*]
                                              National Association Boards of Pharmacy         [*]
                                              Resident State Pharmacy Permit                  [*]


Sarasota, FL   CHC of Florida                 DEA Registration                                [*]                  P.O. Box 74803
               7220 Beneva Road South         Federal Tax ID Number                           [*]                  Chicago, IL
               Sarasota, FL  34238            Home Health Agency                              [*]                  60694-4803
               (941) 924-9596                 JCAHO Accreditation                             [*]
               (941) 923-0670 fax             Medicare - Part B                               [*]
                                              National Association Boards of Pharmacy         [*]
                                              Resident State Pharmacy Permit                  [*]



Tampa, FL      CHC of Florida                 Clinical Lab Improvement Waiver Cert.           [*]                  P.O. Box 74803
               6204 Benjamin Road, #200       DEA Registration                                [*]                  Chicago, IL
               Tampa, FL  33634               Federal Tax ID Number                           [*]                  60694-4803
               (813) 884-6987                 Home Health Agency                              [*]
               (813) 886-7025 fax             JCAHO Accreditation                             [*]
                                              Medicare - Part B                               [*]
                                              National Association Boards of Pharmacy         [*]
                                              Resident State Pharmacy Permit                  [*]

Athens, GA     Coram Alternate Site Services  Federal Tax ID Number                           [*]                  P.O. Box 74777
               855 Sunset Drive, Unit 11      Home Health Agency                              [*]                  Chicago, IL
               Athens, GA  30606              JCAHO Accreditation                             [*]                  60694-4777
               (706) 543-3735
               (706) 549-2802 fax

Atlanta, GA    Coram Alternate Site Services  DEA Registration                                [*]                  P.O. Box 74777
               2150 Newmarket Pkwy, #106      Federal Tax ID Number                           [*]                  Chicago, IL
               Marietta, GA  30067            Home Health Agency                              [*]                  60694-4777
               (770) 952-3021                 JCAHO Accreditation                             [*]
               (770) 952-6840 fax             Medicare - Part B                               [*]
                                              National Association Boards of Pharmacy         [*]
                                              Non-Resident Controlled Substance               [*]
                                              Non-Resident State Pharmacy Permit              [*]
                                              Non-Resident State Pharmacy Permit              [*]
                                              Resident State Pharmacy Permit                  [*]

                                  ATTACHMENT B

------------------------------------------------------------------------------------------------------------------------------------
Honolulu, HI           Coram Alternate Site Services      DEA Registration                               [*]          P.O. Box 74805
                       94-479 Ukee Street                 Federal Tax ID Number                          [*]          Chicago, IL
                       Waipahu, HI 96797-4212             JGAHO accreditation                            [*]          60694-4805
                       (808) 677-1288                     Medicare - Part B                              [*]
                       (808) 677-2611                     National Association Boards of Pharmacy        [*]
                                                          Resident State Controlled Substance            [*]
                                                          Resident State Pharmacy Permit                 [*]
------------------------------------------------------------------------------------------------------------------------------------
Boise, ID              Coram Alternate Site Services      Clinical Lab Improvement Waiver Cert.          [*]          P.O. Box 74805
                       5523 Kendall Street                DEA Registration                               [*]          Chicago, IL
                       Boise, ID 83706                    Federal Tax ID Number                          [*]          60694-4805
                       (208) 323-0303                     Home Health Agency License                     [*]
                       (208) 323-0381 fax                 JCAHO Accreditation                            [*]
                                                          Medicare - Part B                              [*]
                                                          National Association Boards of Pharmacy        [*]
                                                          Resident State Pharmacy Permit                 [*]
------------------------------------------------------------------------------------------------------------------------------------
Chicago, IL            Coram Alternate Site Services      Clinical Lab Improvement Waiver Cert.          [*]          P.O. Box 74838
Pharmacy Only          1471 Business Center Dr, #500      DEA Registration                               [*]          Chicago, IL
                       Mt. Prospect, IL 60056             Federal Tax ID Number                          [*]          60694-4838
                       (847) 803-9600                     JCAHO Accreditation                            [*]
                       (847) 803-8635 fax                 Medicare - Part B                              [*]
                                                          National Association Boards of Pharmacy        [*]
                                                          Resident State Controlled Substance            [*]
                                                          Resident State Pharmacy Permit                 [*]
------------------------------------------------------------------------------------------------------------------------------------
Chicago, IL            Coram Homecare of Illinois         Clinical Lab Improvement Waiver Cert.          [*]          P.O. Box 74838
Nursing Only           1471 Business Center Dr, #500      Federal Tax ID Number                          [*]          Chicago, IL
                       Mt. Prospect, IL 60056             Home Health Agency License                     [*]          60694-4838
                       (847) 803-9600                     JCAHO Accreditation                            [*]
                       (847) 803-8635 fax                 Medicare - Part A                              [*]
------------------------------------------------------------------------------------------------------------------------------------
Chicago, IL            ABC Infusion Therapy               Federal Tax ID Number                          [*]          P.O. Box 74897
Partnership            1471 Business Center Dr, #500      Medicare - Part B                              [*]          Chicago, IL
                       Mt. Prospect, IL 60056                                                                         60694-4897
                       (847) 803-9600
                       (847) 803-8635 fax
------------------------------------------------------------------------------------------------------------------------------------
Chicago, IL            Hindsale Infusion Care             Federal Tax ID Number                          [*]          P.O. Box 74876
Partnership            1471 Business Center Dr, #500      Medicare - Part B                              [*]          Chicago, IL
                       Mt. Prospect, IL 60056                                                                         60694-4876
                       (847) 803-9600
                       (847) 803-8635 fax
------------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

------------------------------------------------------------------------------------------------------------------------------------
Fort Wayne, IN    Coram Alternate Site Services    DEA Registration                                 [*]            P.O. Box 74825
                  431 Fernhill Avenue              Federal Tax ID Number                            [*]            Chicago, IL
                  Ft. Wayne, IN 46805              Home Health Agency License                       [*]            60694-4825
                  (219) 484-4442                   JCAHO Accreditation                              [*]
                  (219) 484-4637 fax               Medicare - Part B                                [*]
                                                   National Association Boards of Pharmacy          [*]
                                                   Non-Resident State Pharmacy Permit               [*]
                                                   Resident State Controlled Substance              [*]
                                                   Resident State Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Indianapolis, IN  Coram Alternate Site Services    DEA Registration                                 [*]            P.O. Box 74825
                  7114 Lakeview Pkwy W Dr., #111   Federal Tax ID Number                            [*]            Chicago, IL
                  Indianapolis, IN 46268           Home Health Agency License                       [*]            60694-4825
                  (317) 297-9600                   JCAHO Accreditation                              [*]
                  (317) 299-3539 fax               Medicare - Part B                                [*]
                                                   National Association Boards of Pharmacy          [*]
                                                   Non-Resident Controlled Substance                [*]
                                                   Non-Resident State Pharmacy Permit               [*]
                                                   Non-Resident State Pharmacy Permit               [*]
                                                   Resident State Controlled Substance              [*]
                                                   Resident State Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Indianapolis, IN  HealthOptions, LLC               Federal Tax ID Number                            [*]            P.O. Box 74825
Partnership       7114 Lakeview Pkwy W Dr., #111                                                                   Chicago, IL
                  Indianapolis, IN 46268                                                                           60694-4825
                  (317) 297-9600
                  (317) 299-3539 fax
------------------------------------------------------------------------------------------------------------------------------------
Merrilville, IN   CHC of Indiana                   Clinical Lab Improvement Waiver Cert.            [*]            P.O. Box 74838
                  107 West 79th Avenue             DEA Registration                                 [*]            Chicago, IL
                  Merrilville, IN 46410            Federal Tax ID Number                            [*]            60694-4838
                  (219) 736-7341                   Home Health Agency License                       [*]
                  (219) 736-0849 fax               JCAHO Accreditation                              [*]
                                                   Medicare - Part B                                [*]
                                                   National Association Boards of Pharmacy          [*]
                                                   Non-Resident Controlled Substance                [*]
                                                   Non-Resident State Pharmacy Permit               [*]
                                                   Non-Resident State Pharmacy Permit               [*]
                                                   Resident State Controlled Substance              [*]
                                                   Resident State Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

Quad Cities, IA        Coram Alternate Site Services    DEA Registration                              [*]          P.O. Box 74820
                       1008 W. 35th Street              Federal Tax ID Number                         [*]          Chicago, IL
                       Davenport, IA 52806              JCAHO Accreditation                           [*]          60694-4820
                       (319) 386-3220                   Medicare - Part B                             [*]
                       (319) 386-4715 fax               National Association Boards of                [*]
                                                          Pharmacy
                                                        Non-Resident Controlled Substance             [*]
                                                        Non-Resident Controlled Substance             [*]
                                                        Non-Resident State Pharmacy Permit            [*]
                                                        Non-Resident State Pharmacy Permit            [*]
                                                        Non-Resident State Pharmacy Permit            [*]
                                                        Resident State Controlled Substance           [*]
                                                        Resident State Pharmacy Permit                [*]
----------------------------------------------------------------------------------------------------------------------------------
Quad Cities, IA        Covenant Home Infusion           Federal Tax ID Number                         [*]          P.O. Box 74873
Partnership            1008 W. 35th Street              Medicare - Part B                             [*]          Chicago, IL
                       Davenport, IA 52806                                                                         60694-4873
                       (319) 386-3220
                       (319) 386-4715 fax
----------------------------------------------------------------------------------------------------------------------------------
Quad Cities, IA        Trinity Home Infusion            Federal Tax ID Number                         [*]          P.O. Box 74892
Partnership            1008 W. 35th Street              Medicare - Part B                             [*]          Chicago, IL
                       Davenport, IA 52806                                                                         60694-4892
                       (319) 386-3220
                       (319) 386-4715 fax
----------------------------------------------------------------------------------------------------------------------------------
Kansas City, KS        Coram Alternate Site Services    DEA Registration                              [*]          P.O. Box 95984
                       8013 Flint                       Federal Tax ID Number                         [*]          Chicago, IL
                       Lenexa, KS 66214                 Home Health Agency License                    [*]          60694-5984
                       (913) 599-1090                   JCAHO Accreditation                           [*]
                       (913) 599-1195 fax               Medicare - Part A                             [*]
                                                        Medicare - Part B                             [*]
                                                        National Association Boards of                [*]
                                                          Pharmacy
                                                        Non-Resident Home Health Agency               [*]
                                                        Non-Resident State Pharmacy Permit            [*]
                                                        Non-Resident State Pharmacy Permit            [*]
                                                        Resident State Pharmacy Permit                [*]
----------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

------------------------------------------------------------------------------------------------------------------------------------
Witchita, KS       Coram Alternate Site Services     Clinical Lab Improvement Waiver Cert.             [*]            P.O. Box 74788
                   7707 E. Osie, #401                DEA Registration                                  [*]            Chicago, IL
                   Wichita, KS 67207                 Federal Tax ID Number                             [*]            60694-4788
                   (316) 683-9414                    Home Health Agency License                        [*]
                   (316) 683-3469 fax                JCAHO Accreditation                               [*]
                                                     Medicare - Part B                                 [*]
                                                     National Association Boards of Pharmacy           [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Resident State Pharmacy Permit                    [*]
------------------------------------------------------------------------------------------------------------------------------------
Wichita, KS        Total Homecare Infusion           Federal Tax ID Number                             [*]            P.O. Box 74816
Partnership        7707 E. Osie, #401                Medicare - Part B                                 [*]            Chicago, IL
                   Wichita, KS 67207                                                                                  60694-4816
                   (316) 683-9414
                   (316) 683-3469 fax
------------------------------------------------------------------------------------------------------------------------------------
Covington, KY      CHC of Kentucky                   Clinical Lab Improvement Waiver Cert.             [*]
                   50 E. River Center Blvd, #451     Federal Tax ID Number                             [*]
                   Covington, KY 41011               Home Health Agency License                        [*]
                                                     JCAHO Accreditation                               [*]
------------------------------------------------------------------------------------------------------------------------------------
Lafayette, LA      Coram Alternate Site Services     DEA Registration                                  [*]            P.O. Box 71265
                   118 Toledo Drive                  Federal Tax ID Number                             [*]            Chicago, IL
                   Lafayette, LA 70506               JCAHO Accreditation                               [*]            60694-1265
                   (318) 237-2594                    Medicare - Part B                                 [*]
                                                     National Association Boards of Pharmacy           [*]
                                                     Non-Resident Controlled Substance                 [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Resident State Controlled Substance               [*]
                                                     Resident State Pharmacy Permit                    [*]
------------------------------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT B

New Orleans, LA   Coram Alternate Site Services         DEA Registration                                 [*]         P.O. Box 71265
                  Westside One, #100                    Federal Tax ID Number                            [*]         Chicago, IL
                  115 James Drive West                  Home Health Agency License                       [*]         60694-1265
                  St. Rose, LA 70087                    JCAHO Accreditation                              [*]
                  (504) 466-5932                        Medicare - Part B                                [*]
                  (504) 468-8310 fax                    National Association Boards of Pharmacy          [*]
                                                        Non-Resident State Pharmacy Permit               [*]
                                                        Non-Resident State Pharmacy Permit               [*]
                                                        Non-Resident State Pharmacy Permit               [*]
                                                        Non-Resident State Pharmacy Permit               [*]
                                                        Resident State Controlled Substance              [*]
                                                        Resident State Controlled Substance              [*]
                                                        Resident State Pharmacy Permit                   [*]
                                                        Resident State Pharmacy Permit                   [*]

Baltimore, MD     CHC of Greater D.C.                   DEA Registration                                 [*]         P.O. Box 74780
                  600 N. Wolfe St., 3rd Floor, #223     Federal Tax ID Number                            [*]         Chicago, IL
                  Baltimore, MD 21287                   Resident State Controlled Substance              [*]         60694-4780
                  (410) 955-1365                        Resident State Pharmacy Permit                   [*]
                  (410) 720-5518 fax

Columbia, MD      CHC of Greater D.C.                   DEA Registration                                 [*]         P.O. Box 74780
                  7150 Columbia Gateway Dr, Ste C       Federal Tax ID Number                            [*]         Chicago, IL
                  Columbia MD 21046                     JCAHO Accreditation                              [*]         60694-4780
                  (410) 720-6501                        Medicare - Part B                                [*]
                  (410) 720-6220 fax                    National Association Boards of Pharmacy          [*]
                                                        Non-Resident Controlled Substance                [*]
                                                        Non-Resident State Pharmacy Permit               [*]
                                                        Non-Resident State Pharmacy Permit               [*]
                                                        Resident State Controlled Substance              [*]
                                                        Resident State Pharmacy Permit                   [*]
                                                        Residential Service Agency                       [*]

Hopkinton, MA     CHC of Massachusetts                  DEA Registration                                 [*]         P.O. Box 74822
                  233 South Street                      Federal Tax ID Number                            [*]         Chicago, IL
                  Hopkinton, MA 01748                   JCAHO Accreditation                              [*]         60694-4822
                  (508) 435-7180                        Medicare - Part B                                [*]
                  (508) 435-1989 fax                    National Association Boards of Pharmacy          [*]
                                                        Non-Resident State Pharmacy Permit               [*]
                                                        Resident State Controlled Substance              [*]
                                                        Resident State Pharmacy Permit                   [*]

                                  ATTACHMENT B

Grand Rapids, MI    Coram Alternate Site Services    DEA Registration                              [*]       P.O. Box 74766
                    4665 4th Street, #190            Federal Tax ID Number                         [*]       Chicago, IL
                    Grand Rapids, MI 49512           JCAHO Accreditation                           [*]       60694-4766
                    (616) 940-1961                   Medicare - Part B                             [*]
                    (616) 940-0496 fax               National Association Boards of Pharmacy       [*]
                                                     Non-Resident State Pharmacy Permit            [*]
                                                     Resident State Controlled Substance           [*]
                                                     Resident State Pharmacy Permit                [*]

Lansing, MI         CHC of Michigan                  DEA Registration                              [*]       P.O. Box 74766
                    5918 Enterprise Drive            Federal Tax ID Number                         [*]       Chicago, IL
                    Lansing, MI 48911                JCAHO Accreditation                           [*]       60694-4766
                    (517) 394-0106                   Medicare - Part B                             [*]
                    (517) 394-0109 fax               National Association Boards of Pharmacy       [*]
                                                     Resident State Controlled Substance           [*]
                                                     Resident State Pharmacy Permit                [*]

Detroit, MI         Coram Alternate Site Services    Clinical Lab Improvement Waiver Cert.         [*]       P.O. Box 74766
                    45801 Mast                       DEA Registration                              [*]       Chicago, IL
                    Plymouth, MI 48170               Federal Tax ID Number                         [*]       60694-1766
                    (313) 454-0800                   Home Health Agency License                    [*]
                    (313) 454-0614 fax               JCAHO Accreditation                           [*]
                                                     Medicare - Part A                             [*]
                                                     Medicare - Part B                             [*]
                                                     National Association Boards of Pharmacy       [*]
                                                     Non-Resident State Pharmacy Permit            [*]
                                                     Resident State Controlled Substance           [*]
                                                     Resident State Pharmacy Permit                [*]

Minneapolis, MN     Coram Homecare of MN             Clinical Lab Improvement Waiver Cert.         [*]       P.O. Box 73163
Nursing Only        1355 Mendota Heights Road, #240  Federal Tax ID Number                         [*]       Chicago, IL
                    Mendota Heights, MN 55120        Home Health Agency License                    [*]       60694-3163
                    (612) 452-5600                   Hospice                                       [*]
                    (612) 452-9531 fax               JCAHO Accreditation                           [*]
                                                     Medicare - Part A                             [*]

                                  ATTACHMENT B

------------------------------------------------------------------------------------------------------------------------------------
Minneapolis, MN     Coram Alternate Site Services      DEA Registration                                  [*]          P.O. Box 73163
Pharmacy Only       1355 Mendota Heights Road, #240    Federal Tax ID Number                             [*]          Chicago, IL
                    Mendota Heights, MN 55120          JCAHO Accreditation                               [*]          60694-3163
                    (612) 452-5600                     Medicare - Part B                                 [*]
                    (612) 452-9531 fax                 National Association Boards of Pharmacy           [*]
                                                       Non-Resident Controlled Substance                 [*]
                                                       Non-Resident Controlled Substance                 [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Resident State Pharmacy Permit                    [*]
                                                       State Wholesale Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Jackson, MS         CHC of Mississippi                 DEA of Registration                               [*]          P.O. Box 71265
                    #2 Old River Place, Ste M          Federal Tax ID Number                             [*]          Chicago, IL
                    Jackson, MS 39202                  JCAHO Accreditation                               [*]          60694-1265
                    (601) 353-0097                     Medicare - Part B                                 [*]
                    (601) 948-3009 fax                 National Association Boards of Pharmacy           [*]
                                                       Non-Resident Controlled Substance                 [*]
                                                       Non-Resident Controlled Substance                 [*]
                                                       Non-Resident Controlled Substance                 [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Non-Resident State Pharmacy Permit                [*]
                                                       Resident State Controlled Substance               [*]
                                                       Resident State Pharmacy Permit                    [*]

                                  ATTACHMENT B

Meridian, MS       CHC of Mississippi              Federal Tax ID Number                             [*]         P.O. Box 71265
                   1207 23rd Avenue, #2                                                                          Chicago, IL
                   Meridian, MS 39302                                                                            60694-1265
                   (601) 485-2233
                   (601) 485-7252 fax
-------------------------------------------------------------------------------------------------------------------------------
St. Louis, MO      Coram Alternate Site Services   DEA Registration                                  [*]         P.O. Box 74847
                   1842 Lackland Hill Parkway      Federal Tax ID Number                             [*]         Chicago, IL
                   St. Louis, MO 63146             Home Health Agency License                        [*]         60694-4847
                   (314) 994-0100                  JCAHO Accreditation                               [*]
                   (314) 994-0071 fax              Medicare - Part A                                 [*]
                                                   Medicare - Part B                                 [*]
                                                   National Association Boards of Pharmacy           [*]
                                                   Non-Resident Controlled Substance                 [*]
                                                   Non-Resident State Pharmacy Permit                [*]
                                                   Resident State Controlled Substance               [*]
                                                   Resident State Pharmacy Permit                    [*]
-------------------------------------------------------------------------------------------------------------------------------
Omaha, NE          Coram Alternate Site Services   DEA Registration                                  [*]         P.O. Box 74841
                   2624 S 156th Circle             Federal Tax ID Number                             [*]         Chicago, IL
                   Omaha, NE 68130                 Home Health Agency License                        [*]         60694-4841
                   (402) 330-5482                  JCAHO Accreditation                               [*]
                   (402) 330-2697 fax              Medicare - Part A                                 [*]
                                                   Medicare - Part B                                 [*]
                                                   National Association Boards of Pharmacy           [*]
                                                   Non-Resident State Pharmacy Permit                [*]
                                                   Non-Resident State Pharmacy Permit                [*]
                                                   Non-Resident State Pharmacy Permit                [*]
                                                   Non-Resident State Pharmacy Permit                [*]
                                                   Non-Resident State Pharmacy Permit                [*]
                                                   Resident State Controlled Substance               [*]
                                                   Resident State Pharmacy Permit                    [*]

                                  ATTACHMENT B

Omaha, NE     Coram Prescription Services     DEA Registration                                       [*]         P.O. Box 71505
              4955 F Street                   Federal Tax ID Number                                  [*]         Chicago, IL
              Omaha, NE 68117                 Medicare - Part B                                      [*]         60694-1505
              (402) 731-4022                  National Association Boards of Pharmacy                [*]
              (402) 731-4293 fax              Non-Resident Controlled Substance                      [*]
                                              Non-Resident Controlled Substance                      [*]
                                              Non-Resident Controlled Substance                      [*]
                                              Non-Resident Controlled Substance                      [*]
                                              Non-Resident Controlled Substance                      [*]
                                              Non-Resident Controlled Substance                      [*]
                                              Non-Resident Controlled Substance                      [*]
                                              Non-Resident Controlled Substance                      [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]
                                              Non-Resident State Pharmacy Permit                     [*]


                                  ATTACHMENT B

------------------------------------------------------------------------------------------------------------------------------------
Omaha, NE           Coram Prescription Services,     Non-Resident State Pharmacy Permit               [*]
                      continued                      Non-Resident State Pharmacy Permit               [*]
                                                     Non-Resident State Pharmacy Permit               [*]
                                                     Non-Resident State Pharmacy Permit               [*]
                                                     Non-Resident State Pharmacy Permit               [*]
                                                     Non-Resident State Pharmacy Permit               [*]
                                                     Non-Resident State Pharmacy Permit               [*]
                                                     Resident State Controlled Substance              [*]
                                                     Resident State Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Carson City, NV     CHC of Nevada                    DEA Registration                                 [*]             P.O. Box 71360
                    321 Winnie Lane, #104            Federal Tax ID Number                            [*]             Chicago, IL
                    Carson City, NV  89703           JCAHO Accreditation                              [*]             60694-1360
                    (702) 885-9986                   Medicare - Part B                                [*]
                    (702) 885-0819 fax               National Association Boards of Pharmacy          [*]
                                                     Resident State Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Las Vegas, NV       CHC of Nevada                    DEA Registration                                 [*]             P.O. Box 74773
                    101 N. Pecos Blvd. #101-105      Federal Tax ID Number                            [*]             Chicago, IL
                    Las Vegas, NV  89101             JCAHO Accreditation                              [*]             60694-4773
                    (702) 453-4546                   Medicare - Part B                                [*]
                    (702) 453-0204 fax               National Association Boards of Pharmacy          [*]
                                                     Nursing Pool                                     [*]
                                                     Resident State Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Reno, NV            CHC of Nevada                    DEA Registration                                 [*]             P.O. Box 71360
                    1050 Bible Way                   Federal Tax ID Number                            [*]             Chicago, IL
                    Reno, NV  89502                  JCAHO Accreditation                              [*]             60694-1360
                    (702) 323-6747                   Medicare - Part B                                [*]
                    (702) 333-8220 fax               National Association Boards of Pharmacy          [*]
                                                     Non-Resident State Pharmacy Permit               [*]
                                                     Nursing Pool                                     [*]
                                                     Resident State Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Bedford, NH         CHC of New Hampshire             DEA Registration                                 [*]             P.O. Box 74822
                    9 Cedarwood Drive, #3            Federal Tax ID Number                            [*]             Chicago, IL
                    Bedford, NH  03110               Home Health Agency License                       [*]             60694-4822
                    (603) 644-3255                   JCAHO Accreditation                              [*]
                    (603) 644-3655 fax               Medicare - Part B                                [*]
                                                     National Association Boards of Pharmacy          [*]
                                                     Non-Resident State Pharmacy Permit               [*]
                                                     Resident State Pharmacy Permit                   [*]
------------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

Mt. Laurel, NJ     Coram Alternate Site Services        DEA Registration                                   [*]        P.O. Box 74775
                   525 Fellowship Road, #355            Federal Tax ID Number                              [*]        Chicago, IL
                   Mt. Laurel, NJ  08054                Health Care Service Firm                           [*]        60694-4775
                   (609) 235-3332                       JCAHO Accreditation                                [*]
                   (609) 235-6044 fax                   Medicare - Part B                                  [*]
                                                        National Association Boards of Pharmacy            [*]
                                                        Non-Resident State Pharmacy Permit                 [*]
                                                        Non-Resident State Controlled Substance            [*]
                                                        Resident State Controlled Substance                [*]
                                                        Resident State Pharmacy Permit                     [*]

Totowa, NJ         Coram Alternate Site Services        DEA Registration                                   [*]        P.O. Box 74849
                   11 H Commerce Way                    Federal Tax ID Number                              [*]        Chicago, IL
                   Totowa, NJ  07512                    Health Care Service Firm                           [*]        60694-4849
                   (201) 812-9100                       JCAHO Accreditation                                [*]
                   (201) 812-3948 fax                   Medicare - Part B                                  [*]
                                                        National Association Boards of Pharmacy            [*]
                                                        Resident State Controlled Substance                [*]
                                                        Resident State Pharmacy Permit                     [*]

Albuquerque, NM    Coram Alternate Site Services        DEA Registration                                   [*]        P.O. Box 74805
                   4421 McLeod N.E., Ste B              Federal Tax ID Number                              [*]        Chicago, IL
                   Albuquerque, NM  87109               JCAHO Accreditation                                [*]        60694-4805
                   (505) 884-4444                       Medicare - Part B                                  [*]
                   (505) 884-4719 fax                   National Association Boards of Pharmacy            [*]
                                                        Resident State Controlled Substance                [*]
                                                        Resident State Pharmacy Permit                     [*]

Buffalo, NY        CHC of New York                      DEA Registration                                   [*]        P.O. Box 74807
                   375 N. French Road                   Federal Tax ID Number                              [*]        Chicago, IL
                   Amherst, NY 14228                    Home Health Agency License                         [*]        60694-4807
                   (716) 691-3000                       JCAHO Accreditation                                [*]
                   (716) 691-5448 fax                   Medicare - Part B                                  [*]
                                                        National Association Boards of Pharmacy            [*]
                                                        Resident State Pharmacy Permit                     [*]

Syracuse, NY       CHC of Greater New York              DEA Registration                                   [*]        P.O. Box 74807
                   23 Corporate Circle Drive            Federal Tax ID Number                              [*]        Chicago, IL
                   East Syracuse, NY  13057             Home Health Agency License                         [*]        60694-4807
                   (315) 463-0444                       JCAHO Accreditation                                [*]
                   (315) 463-1006 fax                   Medicare - Part B                                  [*]
                                                        National Association Boards of Pharmacy            [*]
                                                        Resident State Pharmacy Permit                     [*]

                                  ATTACHMENT B

Albany, NY          CHC of New York                    DEA Registration                               [*]            P.O. Box 74807
                    1 Charles Boulevard                Federal Tax ID Number                          [*]            Chicago, IL
                    Guilderland, NY 12084              Home Health Agency License                     [*]            60694-4807
                    (518) 869-6613                     Medicare - Part B                              [*]
                    (518) 869-3760 fax                 National Association Boards of Pharmacy        [*]
                                                       Resident State Pharmacy Permit                 [*]

New York, NY        CHC of Greater NY                  Federal Tax ID Number                          [*]            P.O. Box 74849
Nursing Only        17 East 96th Street                Home Health Agency License                     [*]            Chicago, IL
                    New York, NY 11803                 JCAHO Accreditation                            [*]            60694-4849
                    (212) 242-1420

Long Island, NY     CHC of Greater NY                  DEA Registration                               [*]            P.O. Box 74849
                    45 S. Service Road                 Federal Tax ID Number                          [*]            Chicago, IL
                    Plainview, NY 11803                Home Health Agency License                     [*]            60694-4849
                    (516) 753-5330                     JCAHO Accreditation                            [*]
                    (516) 753-5486 fax                 Medicare - Part B                              [*]
                                                       National Association Boards of Pharmacy        [*]
                                                       Resident State Pharmacy Permit                 [*]

Asheville, NC       Coram Alternative Site Services    Clinical Lab Improvement Waiver Cert           [*]            P.O. Box 74784
                    2 Henderson Road, Ste B-2          DEA Registration                               [*]            Chicago, IL
                    Asheville, NC 28803                Federal Tax ID Number                          [*]            60694-4784
                    (704) 258-1150                     Home Health Agency License                     [*]
                    (704) 251-2697 fax                 JCAHO Accreditation                            [*]
                                                       Medicare - Part B                              [*]
                                                       National Association Boards of Pharmacy        [*]
                                                       Resident State Pharmacy Permit                 [*]

Charlotte, NC       Coram Alternative Site Services    Clinical Lab Improvement Waiver Cert.          [*]            P.O. Box 74756
                    9401-J Southern Pine Blvd          DEA Registration                               [*]            Chicago, IL
                    Charlotte, NC 28273                Federal Tax ID Number                          [*]            60694-4756
                    (704) 523-7731                     Home Health Agency License                     [*]
                    (704) 523-8001 fax                 JCAHO Accreditation                            [*]
                                                       Medicare - Part B                              [*]
                                                       National Association Boards of Pharmacy        [*]
                                                       Non-Resident State Pharmacy Permit             [*]
                                                       Resident State Pharmacy Permit                 [*]

                                  ATTACHMENT B

Raleigh, NC         Coram Alternate Site Services      DEA Registration                                [*]          P.O. Box 74784
                    1100 Perimeter Park Drive,#114     Federal Tax ID Number                           [*]          Chicago, IL
                    Morrisville,NC 27560               Home Health Agency License                      [*]          60694-4784
                    (919) 481-2885                     JCAHO Accreditation                             [*]
                    (919) 481-2678 fax                 Medicare - Part B                               [*]
                                                       National Association Boards of Pharmacy         [*]
                                                       Non-Resident State Pharmacy Permit              [*]
                                                       Resident State Pharmacy Permit                  [*]

Winston-Salem, NC   Coram Alternate Site Services      DEA Registration                                [*]          P.O. Box 74803
                    3909 Westpoint Blvd, Ste B         Federal Tax ID Number                           [*]          Chicago, IL
                    Winston-Salem, NC 27103            Home Health Agency License                      [*]          60694-4803
                    (910) 765-3680                     JCAHO Accreditation                             [*]
                    (910) 765-5259 fax                 Medicare - Part B                               [*]
                                                       National Association Boards of Pharmacy         [*]
                                                       Non-Resident State Pharmacy Permit              [*]
                                                       Resident State Pharmacy Permit                  [*]

Cincinnati, OH      Coram Alternate Site Services      DEA Registration                                [*]          P.O. Box 74816
                    53 Circle Freeway Drive            Federal Tax ID Number                           [*]          Chicago, IL
                    Cincinnati, OH 45246               JCAHO Accreditation                             [*]          60694-4816
                    (513) 874-1161                     Medicare - Part B                               [*]
                    (513) 874-8774 fax                 National Association Boards of Pharmacy         [*]
                                                       Non-Resident State Pharmacy Permit              [*]
                                                       Resident State Controlled Substance             [*]
                                                       Resident State Pharmacy Permit                  [*]

Cleveland, OH       Coram Alternate Site Services      DEA Registration                                [*]          P.O. Box 74816
                    4350 Emery Industrial Pkwy, Ste P  Federal Tax ID Number                           [*]          Chicago, IL
                    Warrensville Heights, OH 44128     JCAHO Accreditation                             [*]          60694-4816
                    (216) 591-0900                     Medicare - Part B                               [*]
                    (216) 591-0664 fax                 National Association Boards of Pharmacy         [*]
                                                       Non-Resident State Pharmacy Permit              [*]
                                                       Resident State Pharmacy Permit                  [*]
                                                       State Wholesale Pharmacy Permit                 [*]

Cleveland, OH       HCM Healthcare Infusion Services   DEA Registration                                [*]          P.O. Box 71803
                    4350 Emery Industrial Pkwy, Ste P  Federal Tax ID Number                           [*]          Chicago, IL
                    Warrensville Heights, OH 44128     Resident State Pharmacy Permit                  [*]          60694-1803
                    (216) 591-0900
                    (216) 591-0664 fax

ATTACHMENT B

Columbus, OH          Coram Alternate Site Services    DEA Registration                                 [*]         P.O. Box 74816
                      691 Greencrest Drive             Federal Tax ID Number                            [*]         Chicago, IL
                      Westerville, OH 43081-2848       JCAHO Accreditation                              [*]         60694-4816
                      (614) 899-7999                   Medicare - Part B                                [*]
                      (614) 899-7919 fax               National Association Boards of Pharmacy          [*]
                                                       Resident State Pharmacy Permit                   [*]

Oklahoma City, OK     Coram Alternate Site Services    DEA Registration                                 [*]         P.O. Box 74788
                      5924 N.W. 2nd Street, #600       Federal Tax ID Number                            [*]         Chicago, IL
                      Oklahoma City, OK 73127          Home Health Agency License                       [*]         60694-4788
                      (405) 495-2273                   JCAHO Accreditation                              [*]
                      (405) 787-6018 fax               Medicare - Part B                                [*]
                                                       National Association Boards of Pharmacy          [*]
                                                       Resident State Controlled Substance              [*]
                                                       Resident State Pharmacy Permit                   [*]


Tulsa, OK             Coram Alternate Site Services    DEA Registration                                 [*]         P.O. Box 74788
                      3158 S 108th E. Avenue, #284     Federal Tax ID Number                            [*]         Chicago, IL
                      Tulsa, OK 74146                  Home Health Agency License                       [*]         60694-4788
                      (918) 665-2273                   JCAHO Accreditation                              [*]
                      (918) 665-2986 fax               Medicare - Part B                                [*]
                                                       National Association Boards of Pharmacy          [*]
                                                       Non-Resident State Pharmacy Permit               [*]
                                                       Resident State Controlled Substance              [*]
                                                       Resident State Pharmacy Permit                   [*]


Portland, OR          Coram Alternate Site Services    DEA Registration                                 [*]         P.O. Box 74805
                      7358 S.W. Durham Road            Federal Tax ID Number                            [*]         Chicago, IL
                      Portland, OR 97224               JCAHO Accreditation                              [*]         60694-4805
                      (503) 684-3046                   Medicare - Part B                                [*]
                      (503) 684-6627 fax               National Association Boards of Pharmacy          [*]
                                                       Non-Resident Home Health Agency                  [*]
                                                       Non-Resident State Pharmacy Permit               [*]
                                                       Non-Resident State Pharmacy Permit               [*]
                                                       Resident State Controlled Substance              [*]
                                                       Resident State Pharmacy Permit                   [*]

                                  ATTACHMENT B

----------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA         Coram Alternate Site Services    DEA Registration                             [*]           P.O. Box 74792
                       230 Executive Drive, #126        Federal Tax ID Number                        [*]           Chicago, IL
                       Cranberry Township, PA  16066    Home Health Agency License                   [*]           60694-4792
                       (412) 772-3701                   JCAHO Accreditation                          [*]
                       (412) 772-3970 fax               Medicare - Part B                            [*]
                                                        National Association Boards of               [*]
                                                          Pharmacy
                                                        Non-Resident State Pharmacy Permit           [*]
                                                        Non-Resident State Pharmacy Permit           [*]
                                                        Resident State Pharmacy Permit               [*]
                                                        State Wholesale Pharmacy Permit              [*]
                                                        State Wholesale Pharmacy Permit              [*]
----------------------------------------------------------------------------------------------------------------------------------
Harrisburg, PA         Coram Alternate Site Services    DEA Registration                             [*]           P.O. Box 74775
                       6380 Flank Drive, #500           Federal Tax ID Number                        [*]           Chicago, IL
                       Harrisburg, PA 17112             Home Health Agency License                   [*]           60694-4775
                       (717) 540-7627                   JCAHO Accreditation                          [*]
                       (717) 540-7694 fax               Medicare - Part B                            [*]
                                                        National Association Boards of               [*]
                                                          Pharmacy
                                                        Resident State Pharmacy Permit               [*]
----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA       Coram Alternate Site Services    DEA Registration                             [*]           P.O. Box 74775
                       6 Spring Mill Drive              Federal Tax ID Number                        [*]           Chicago, IL
                       Malvern, PA 19355                Home Health Agency License                   [*]           60694-4775
                       (610) 296-4446                   JCAHO Accreditation                          [*]
                       (610) 889-0134 fax               Medicare - Part A                            [*]
                                                        Medicare - Part B                            [*]
                                                        National Association Boards of               [*]
                                                          Pharmacy
                                                        Non-Resident State Pharmacy Permit           [*]
                                                        Resident State Pharmacy Permit               [*]
----------------------------------------------------------------------------------------------------------------------------------
Warwick, RI            CHC of Rhode Island              DEA Registration                             [*]           P.O. Box 74822
                       20 Altieri Way, Unit 1           Federal Tax ID Number                        [*]           Chicago, IL
                       Warwick, RI 02886-1756           JCAHO Accreditation                          [*]           60694-4822
                       (401) 732-8200                   Medicare - Part B                            [*]
                       (401) 732-8209 fax               National Association Boards of               [*]
                                                          Pharmacy
                                                        Resident State Controlled Substance          [*]
                                                        Resident State Pharmacy Permit               [*]
----------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

Charleston, SC      CHC of South Carolina            DEA Registration                                [*]          P.O. Box 74768
                    1941 Savage Road, Ste 500AA      Federal Tax ID Number                           [*]          Chicago, IL
                    Charleston, SC 29407             JCAHO Accreditation                             [*]          60694-4768
                    (803) 769-5544                   Medicare - Part B                               [*]
                    (803) 769-4300 fax               National Association Boards of Pharmacy         [*]
                                                     Non-Resident State Pharmacy Permit              [*]
                                                     Resident Controlled Substance                   [*]
                                                     Resident State Pharmacy Permit                  [*]

Columbia, SC        Carolina Home Therapeutics       DEA Registration                                [*]          P.O. Box 74777
Partnership         720 Gracern Road, #123           Federal Tax ID Number                           [*]          Chicago, IL
                    Columbia, SC 29210               Home Health Agency License                      [*]          60694-4777
                    (803) 731-5076                   JCAHO Accreditation                             [*]
                    (803) 731-4979 fax               Medicare - Part B                               [*]
                                                     National Association Boards of Pharmacy         [*]
                                                     Resident Controlled Substance                   [*]
                                                     Resident State Pharmacy Permit                  [*]

Greenville, SC      Coram Homecare of SC             Clinical Lab Improvement Waiver Cert.           [*]          P.O. Box 74768
Nursing Only        1200 Woodruff Road, Ste A-16     Federal Tax ID Number                           [*]          Chicago, IL
                    Greenville, SC 29607             Home Health Agency License                      [*]          60694-4768
                    (864) 458-9196                   JCAHO Accreditation                             [*]
                    (864) 458-9179 fax               Medicare - Part A                               [*]

Greenville, SC      CHC of South Carolina            DEA Registration                                [*]          P.O. Box 74768
Pharmacy Only       1200 Woodruff Road, Ste A-16     Federal Tax ID Number                           [*]          Chicago, IL
                    Greenville, SC 29607             JCAHO Accreditation                             [*]          60694-4768
                    (864) 458-9196                   Medicare - Part B                               [*]
                    (864) 458-9179 fax               National Association Boards of Pharmacy         [*]
                                                     Non-Resident State Pharmacy Permit              [*]
                                                     Resident Controlled Substance                   [*]
                                                     Resident State Pharmacy Permit                  [*]

Johnson City, TN    Coram Alternate Site Services    DEA Registration                                [*]          P.O. Box 74777
                    1904 Lark Street                 Federal Tax ID Number                           [*]          Chicago, IL
                    Johnson City, TN 37604           JCAHO Accreditation                             [*]          60694-4777
                    (423) 434-0110                   Medicare - Part B                               [*]
                    (423) 434-0095 fax               National Association Boards of Pharmacy         [*]
                                                     Non-Resident State Pharmacy Permit              [*]
                                                     Non-Resident State Pharmacy Permit              [*]
                                                     Resident State Pharmacy Permit                  [*]

                                  ATTACHMENT B

Memphis, TN      Coram Alternate Site Services   DEA Registration                             [*]        P.O. Box 74777
                 1680 Century Center Pkwy, #12   Federal Tax ID Number                        [*]        Chicago, IL
                 Memphis, TN 38134               JCAHO Accreditation                          [*]        60694-4777
                 (901) 386-3738                  Medicare - Part B                            [*]
                 (901) 388-3992 fax              National Association Boards of Pharmacy      [*]
                                                 Non-Resident State Pharmacy Permit           [*]
                                                 Non-Resident State Pharmacy Permit           [*]
                                                 Non-Resident State Pharmacy Permit           [*]
                                                 Non-Resident State Pharmacy Permit           [*]
                                                 Non-Resident State Pharmacy Permit           [*]
                                                 Non-Resident State Pharmacy Permit           [*]
                                                 Resident State Pharmacy Permit               [*]

Nashville, TN    Coram Alternate Site Services   DEA Registration                             [*]        P.O. Box 74770
                 618 Grassmere Park Dr, #7       Federal Tax ID Number                        [*]        Chicago, IL
                 Nashville, TN 37211             Medicare - Part B                            [*]        60694-4770
                 (615) 832-9366                  National Association Boards of Pharmacy      [*]
                 (615) 832-0036 fax              Non-Resident State Pharmacy Permit           [*]
                                                 Resident State Pharmacy Permit               [*]

Austin, TX       Coram Alternate Site Services   DEA Registration                             [*]        P.O. Box 74805
                 4030 W. Braker Lane, #500       Federal Tax ID Number                        [*]        Chicago, IL
                 Austin, TX  78759               Home Health Agency License                   [*]        60694-4805
                 (512) 338-9600                  JCAHO Accreditation                          [*]
                 (512) 338-0713 fax              Medicare - Part B                            [*]
                                                 National Association Boards of Pharmacy      [*]
                                                 Resident State Controlled Substance          [*]
                                                 Resident State Pharmacy Permit               [*]

                                  ATTACHMENT B

Dallas, TX     CHC of North Texas               DEA Registration                               [*]            P.O. Box 74762
               3625 North Hall Street, #1100    Federal Tax ID Number                          [*]            Chicago, IL
               Dallas, TX 75219                 Home Health Agency License                     [*]            60694-4762
               (214) 443-9966                   JCAHO Accreditation                            [*]
               (214) 443-0130 fax               Medicare - Part B                              [*]
                                                National Association Boards of Pharmacy        [*]
                                                Non-Resident Controlled Substance              [*]
                                                Non-Resident Controlled Substance              [*]
                                                Non-Resident State Pharmacy Permit             [*]
                                                Non-Resident State Pharmacy Permit             [*]
                                                Non-Resident State Pharmacy Permit             [*]
                                                Non-Resident State Pharmacy Permit             [*]
                                                Non-Resident State Pharmacy                    [*]
                                                Resident State Controlled Substance            [*]
                                                Resident State Pharmacy Permit                 [*]

El Paso, TX    Coram Alternate Site Services    Clinical Lab Improvement Waiver Cert.          [*]            P.O. Box 74805
               7365 Remcon Circle, Ste A        DEA Registration                               [*]            Chicago, IL
               El Paso, TX 79912                Federal Tax ID Number                          [*]            60694-4805
               (915) 833-0140                   Home Health Agency License                     [*]
               (915) 581-9366 fax               JCAHO Accreditation                            [*]
                                                Medicare - Part B                              [*]
                                                National Association Boards of Pharmacy        [*]
                                                Non-Resident State Controlled Substance        [*]
                                                Non-Resident State Pharmacy Permit             [*]
                                                Resident State Controlled Substance            [*]
                                                Resident State Pharmacy Permit                 [*]

Houston, TX    Coram Alternate Site Services    DEA Registration                               [*]            P.O. Box 74770
               3610 Willowbend, #1010           Federal Tax ID Number                          [*]            Chicago, IL
               Houston, TX 77054                Home Health Agency License                     [*]            60694-4770
               (713) 667-4010                   JCAHO Accreditation                            [*]
               (713) 667-9304 fax               Medicare - Part B                              [*]
                                                National Association Boards of Pharmacy        [*]
                                                Non-Resident State Controlled Substance        [*]
                                                Non-Resident State Pharmacy Permit             [*]
                                                Resident State Controlled Substance            [*]
                                                Resident State Pharmacy Permit                 [*]

                                  ATTACHMENT B

------------------------------------------------------------------------------------------------------------------------------------
San Antonio, TX     Coram Alternate Site Services      Federal Tax ID Number                           [*]         P.O. Box 74805
                    9652 Data Point, #102              Home Health Agency License                      [*]         Chicago, IL
                    San Antonio, TX 78229                                                                          60694-4805
------------------------------------------------------------------------------------------------------------------------------------
Salt Lake City, UT  CHC of Utah                        DEA Registration                                [*]         P.O. Box 74845
                    1149 West 2240 South, Ste A        Federal Tax ID Number                           [*]         Chicago, IL
                    Salt Lake City, UT 84119           Home Health Agency License                      [*]         60694-4845
                    (801) 973-9797                     Medicare - Part B                               [*]
                    (801) 973-9868 fax                 National Association Boards of Pharmacy         [*]
                                                       Non-Resident State Controlled Substance         [*]
                                                       Non-Resident State Pharmacy Permit              [*]
                                                       Non-Resident State Pharmacy Permit              [*]
                                                       Non-Resident State Pharmacy Permit              [*]
                                                       Resident State Controlled Substance             [*]
                                                       Resident State Pharmacy Permit                  [*]
------------------------------------------------------------------------------------------------------------------------------------
Chantilly, VA       CHC of Greater D.C.                Clinical Lab Improvement Waiver Cert.           [*]        P.O. Box 74780
                    3701 Concorde Parkway, #800        DEA Registration                                [*]        Chicago, IL
                    Chantilly, VA 22021                Federal Tax ID Number                           [*]        60694-4780
                    (703) 631-1611                     Home Health Agency License                      [*]
                    (703)  631-4060 fax                JCAHO Accreditation                             [*]
                                                       Medicare - Part B                               [*]
                                                       National Association Boards of Pharmacy         [*]
                                                       Resident State Pharmacy Permit                  [*]
------------------------------------------------------------------------------------------------------------------------------------
Virginia Beach, VA  Coram Alternate Site Services      DEA Registration                                [*]        P.O. Box 74796
                    5301 Robin Hood Road, #114         Federal Tax ID Number                           [*]        Chicago, IL
                    Norfolk, VA 23513                  Home Health Agency License                      [*]        60694-4796
                    (804) 855-7755                     JCAHO Accreditation                             [*]
                    (804) 855-6485 fax                 Medicare - Part B                               [*]
                                                       National Association Boards of Pharmacy         [*]
                                                       Non-Resident State Pharmacy Permit              [*]
                                                       Resident State Pharmacy Permit                  [*]
------------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

------------------------------------------------------------------------------------------------------------------------------------
Bellevue, WA       Coram Alternate Site Services     DEA Registration                                  [*]            P.O. Box 74805
                   1331 118th Avenue, SE, Suite 100  Federal Tax ID Number                             [*]            Chicago, IL
                   Bellevue, WA 98005                Home Health Agency License                        [*]            60694-4805
                   (425) 450-0076                    JCAHO Accreditation                               [*]
                   (425) 450-7003 fax                Medicare - Part B                                 [*]
                                                     National Association Boards of Pharmacy           [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Resident State Pharmacy Permit                    [*]
------------------------------------------------------------------------------------------------------------------------------------
Dunbar, WV         Coram Alternate Site Services     DEA Registration                                  [*]            P.O. Box 74792
                   206 Roxalana Business Park        Federal Tax ID Number                             [*]            Chicago, IL
                   Dunbar, WV 25064                  JCAHO Accreditation                               [*]            60694-4792
                   (304) 768-1241                    Medicare - Part B                                 [*]
                   (304) 768-0925 fax                National Association Boards of Pharmacy           [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Resident State Controlled Substance               [*]
                                                     Resident State Pharmacy Permit                    [*]
------------------------------------------------------------------------------------------------------------------------------------
Marshfield, WI     Wisconsin IV Affiliates           Federal Tax ID Number                             [*]            P.O. Box 74894
Partnership        611 St. Joseph Avenue, S Wing     Home Health Agency License                        [*]            Chicago, IL
                   Marshfield, WI 54449              Medicare - Part B                                 [*]            60694-4894
                   (715) 387-9815
------------------------------------------------------------------------------------------------------------------------------------
Milwaukee, WI      Coram Alternate Site Services     Clinical Lab Improvement Waiver Cert              [*]            P.O. Box 74829
                    17012                            DEA Registration                                  [*]            Chicago, IL
                   W. Victor Road                    Federal Tax ID Number                             [*]            60694-4829
                   New Berlin, WI 53151              Home Health Agency                                [*]
                   (414) 785-9318                    JCAHO Accreditation                               [*]
                   (414) 785-0925 fax                Medicare - Part A                                 [*]
                                                     Medicare - Part B                                 [*]
                                                     National Association Boards of Pharmacy           [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Non-Resident State Pharmacy Permit                [*]
                                                     Resident State Pharmacy Permit                    [*]
------------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT C

                   BECTON DICKINSON INFUSION THERAPY SYSTEMS

-------------------------------------------------------------------------------
                        ANNUAL MINIMUM COMMITTED VOLUME
-------------------------------------------------------------------------------
PRODUCT                  YEAR        YEAR        YEAR       YEAR 5      YEAR 6
CATEGORY                99/2000   2000/2001   2001/2002   2002/2003   2003/2004
-------------------------------------------------------------------------------
SAFETY                 [*]
CATHETERS
-------------------------------------------------------------------------------
PERIPHERAL             [*]
CATHETERS
o Insyte
o E-Z Sets
o Saf-T-Intima
o Insyte Autoguard
-------------------------------------------------------------------------------
EXTENDED               [*]
DWELL
CATHETERS
o First PICC
o First Mid-Cath
o Introsyte
-------------------------------------------------------------------------------

                                  ATTACHMENT D

                       BECTON DICKINSON INJECTION SYSTEMS

-------------------------------------------------------------------------------
                        ANNUAL MINIMUM COMMITTED VOLUME
-------------------------------------------------------------------------------
PRODUCT                  YEAR        YEAR        YEAR       YEAR 5      YEAR 6
CATEGORY               99/2000    2000/2001   2001/2002   2002/2003   2003/2004
-------------------------------------------------------------------------------
SAFETY               [*]
SYRINGES
-------------------------------------------------------------------------------
HYPODERMICS          [*]
o Needles
o Syringes
o Safety Products
o Pharmacy Products
-------------------------------------------------------------------------------
INTERLINK(TM)        [*]
NEEDLELESS
SYSTEM
-------------------------------------------------------------------------------
SHARPS               [*]
COLLECTORS
-------------------------------------------------------------------------------

                                  ATTACHMENT E

                       BECTON DICKINSON CONSUMER PRODUCTS

-------------------------------------------------------------------------------
                        ANNUAL MINIMUM COMMITTED VOLUME
-------------------------------------------------------------------------------
PRODUCT                  YEAR        YEAR        YEAR       YEAR        YEAR
CATEGORY               99/2000    2000/2001   2001/2002   2002/2003   2003/2004
-------------------------------------------------------------------------------
B-D                    [*]
MICROFINE
SYRINGES
-------------------------------------------------------------------------------
B-D                    [*]
ULTRAFINE
SYRINGES
-------------------------------------------------------------------------------
B-D                    [*]
UNTRAFINE II
SHORT
SYRINGES
-------------------------------------------------------------------------------
B-D                    [*]
ULTRAFINE
LANCETS
-------------------------------------------------------------------------------

                                  ATTACHMENT F

                      BECTON DICKINSON VACUTAINER SYSTEMS

-------------------------------------------------------------------------------
                        ANNUAL MINIMUM COMMITTED VOLUME
-------------------------------------------------------------------------------
PRODUCT                  YEAR        YEAR        YEAR       YEAR 5      YEAR 6
CATEGORY               99/2000    2000/2001   2001/2002   2002/2003   2003/2004
-------------------------------------------------------------------------------
SAFE BLOOD             [*]
COLLECTION
-------------------------------------------------------------------------------

                                  ATTACHMENT G
                                 VALUE SUMMARY
                                 (updated 6/99)

                   PROGRAM DESCRIPTION                                     ESTIMATED VALUE TO CORAM
                   -------------------                                     ------------------------
o Conversion Completion Allowance                                                   [*]

o Clinical education support services -

  o An educational allowance for purchase of materials from BD's extensive education catalog. (Delivered)

o BD will provide each of your branch locations with a copy of
  our IV Therapy competency program for your use to satisfy the                       [*]
  annual JCAHO competency requirement. (maximum = 125)
  (Delivered)
---------------------------------------------------------------------------------------------------
o PICC line certification allowance redeemable as either BD
  provided or Coram conducted programs.                                              [*]
---------------------------------------------------------------------------------------------------
o Educational allowance for use at your National Sales meeting                       [*]
  with BD's representation at the meeting upon request.                      [*] over [*] years
---------------------------------------------------------------------------------------------------
o One CE pharmacy diabetes program every year                                  [*]/pharmacist
                                                                             [*] over [*] years
                                                                           [*] accreditation fee/RPh
---------------------------------------------------------------------------------------------------
o Ten diabetes in - services/year for home health care RNs                   [*] per in-service
                                                                               [*] per year
                                                                             [*] over [*] years
---------------------------------------------------------------------------------------------------
o One customized mail-order piece/year for diabetes members -                     [*]/piece
  BD provides material and customization - in discussion now.                 [*] per year
                                                                           [*] over [*] years
---------------------------------------------------------------------------------------------------
  Additional Investments from BD After Original Contract Execution
---------------------------------------------------------------------------------------------------

                   PROGRAM DESCRIPTION                                     ESTIMATED VALUE TO CORAM
                   -------------------                                     ------------------------
Train the Trainer program conducted in support of developing a          Cost of consultant - [*]
clinical management team. Twenty (20) clinicians not only                Cost of program - [*]
received training in BD products but a consultant of Coram's choice did a 1/2 day session on adult learning. All flown to central
location at BD's expense.                                                           [*]
---------------------------------------------------------------------------------------------------
A reward system to send top two Coram trainers to either NAVAAN                     [*]
or INS - clinician's choice
---------------------------------------------------------------------------------------------------
Conversion to BD - from HDC. Conversion allowance of [*]                            [*]
credit toward purchase of future BD product provided when
branches were unable to exhaust HDC inventory after six months.
---------------------------------------------------------------------------------------------------